UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2024

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	001-39209 (Commission File Number)	38-2659066 (IRS Employer Identification No.)

109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)	49345 (Zip Code)

Registrant’s telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	COFS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on July 25, 2024, ChoiceOne Financial Services, Inc. (the “Company”), ChoiceOne Bank, the Company’s wholly-owned subsidiary, and D.A. Davidson & Co. (the “Underwriter”) entered into an Underwriting Agreement (the “Underwriting Agreement”), with respect to the issuance and sale (the “Offering”) of 1,200,000 shares of Company common stock, no par value per share (the “Firm Shares”), and, at the Underwriter’s option, an additional 180,000 shares of Company common stock, no par value per share, to cover over-allotments (the “Option Shares”, and together with the Firm Shares, the “Shares”). On July 26, 2024, the Company completed the Offering of 1,380,000 Shares at a price of $25.00 per share, before underwriting discounts.

D.A. Davidson & Co. acted as the sole book-running manager for the Offering.

The Shares were offered under the Company’s Registration Statement on Form S-3 (File No. 333-272337), dated and filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 1, 2023, and declared effective by the SEC on June 20, 2023 (the “Registration Statement”). A preliminary prospectus supplement to the Registration Statement in connection with the Offering was filed with the SEC on July 25, 2024, and a final prospectus supplement was filed on July 26, 2024.

The aggregate gross proceeds of the Offering were approximately $34.5 million. After deducting underwriting discounts and commissions and before deducting transaction expenses, the aggregate net proceeds to the Company were approximately $32.4 million.

On July 26, 2024, the Company issued a press release announcing the closing of the Offering. A copy of such press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		99.1	Press Release dated July 26, 2024.

		104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:	July 26, 2024	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Adom J. Greenland
Adom J. Greenland Its Chief Financial Officer and Treasurer